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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                _______________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): AUGUST 31, 1996
                                                  ---------------



                    FIRST ALLIANCE/PREMIER BANCSHARES, INC.
                    ---------------------------------------
               (Exact name of registrant as specified in charter)



      GEORGIA                      0-23980                  58-1793778
- ---------------------------------------------------------------------------
(State or other               (Commission File           (I.R.S. Employer
jurisdiction of                     Number)              Identification No.)
incorporation)


63 BARRETT PARKWAY, N.E., MARIETTA, GEORGIA                  30066
- ---------------------------------------------------------------------------
(Address of principal executive offices                    (Zip Code)



Registrant's telephone number, including area code:  (770) 425-2265
                                                     ----------------------



                          FIRST ALLIANCE BANCORP, INC.
                          ----------------------------
         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OF ASSETS

     On August 31, 1996, Premier Bancshares, Inc. ("Premier") merged with and into First Alliance Bancorp, Inc. ("First Alliance"). First Alliance was the surviving corporation and changed its name to "First Alliance/Premier Bancshares, Inc." in the merger. Information regarding the terms of the merger is incorporated by reference herein as described in Item 7 below.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Financial Information
     ---------------------

     The required financial information was previously reported in the Registration Statement on Form S-4 (Regis. No. 333-07993) filed by First Alliance with respect to the merger and is incorporated herein by reference.

     Exhibits
     --------

     1 Merger Agreement dated January 30, 1996, as amended April 29, 1996, between First Alliance and Premier. (Incorporated herein by reference to the Registration Statement on Form S-4 (Regis. No. 333-07993) filed by First Alliance with respect to the merger).

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf on September 16, 1996 by the undersigned duly authorized officer.



                                    FIRST ALLIANCE/PREMIER BANCSHARES, INC.



                                    By:  /s/ Frank H. Roach
                                       ------------------------------------
                                         Frank H. Roach
                                         Chief Financial Officer


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